AMENDMENT TO LOAN AGREEMENT


               This Amendment to Loan Agreement (this "Agreement") is executed as of June 25, 1997, by and among CAMPO ELECTRONICS, APPLIANCES AND COMPUTERS, INC. (the "Borrower"), Debtor and
          Debtor-in-Possession in that certain bankruptcy case (the "Bankruptcy Case") under Chapter 11 of the United States Bankruptcy Code entitled "In Re: Campo Electronics, Appliances and Computers, Inc., Debtor", Case No. 97-13057 on the docket of the United States Bankruptcy Court for the Eastern District of Louisiana (the "Court"), and HIBERNIA NATIONAL BANK, as agent for the Banks (in such capacity, the "Agent"), and CENTRAL BANK, HIBERNIA NATIONAL BANK, and LIBERTY BANK & TRUST COMPANY OF TULSA, N.A. (the "Banks").

                                       RECITALS

               A. The Borrower, the Agent, and the Banks entered into that certain Loan Agreement dated as of August 30, 1995 (as the same may have been or may hereafter be amended from time to time, the "Loan Agreement"), pursuant to which the Banks extended to Borrower (i) a term loan (the "Term Loan") in the original principal amount of $17,000,000.00, and (ii) a line of credit (the "Line of Credit") in the original maximum aggregate principal amount of $10,000,000.00, which maximum aggregate principal amount has subsequently been reduced. The Term Loan and the Line of Credit are sometimes collectively referred to herein as the "Loan".

               B. Borrower has commenced the Bankruptcy Case and, in connection therewith, the Court has issued and entered that certain Final Agreed Order Authorizing the Use of Cash Collateral and Collateral, Approving Adequate Protection, and Granting Additional Replacement Liens, signed on June 13, 1997, a copy of which is annexed hereto (the "Order").

               C. The Order provides, inter alia, that the Term Loan and the Line of Credit and all other loans and extensions of credit and any other indebtedness which may now or hereafter be owing by Borrower, as either debtor or debtor-in-possession, to the Banks, both prepetition and postpetition, other than the "Notes" (as defined in the Order), shall be merged into and form a single term indebtedness, which shall be subject to the terms and conditions and secured in the manner set forth in the Order.

               D. The Order also provides, inter alia, for the execution by Borrower of certain "Notes" (as defined in the Order), which shall be subject to the terms and conditions and secured in the manner set forth in the Order.


               E. The Order also contains numerous other terms and provisions relating to the Loan.

               F. The parties desire to amend the Loan Agreement so that it will incorporate and reflect the relevant terms and provisions of the Order.

               G. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and in the Order, the parties hereto amend the Loan Agreement as follows, effective as of the Effective Date as defined in the Order:

                                      AGREEMENT

               1.   Section   1.02   (Certain   Definitions)  of  the  Loan
          Agreement is hereby amended as follows:

               (a) The definition of "Indebtedness" is restated to read in its entirety as follows:

                    ""Indebtedness" shall mean any  and  all  amounts,
               indebtedness, obligations, loans, advances, and liabilities of every kind and nature from time to time owing by the Borrower to any or all of the Banks in their capacities as the "Banks" under this Agreement (but excluding any amounts owed to any of the Banks in any separate or unrelated capacity other than as one of the "Banks" under this Agreement) or any of their predecessors, successors, transferees, and/or assigns in such capacity, whether liquidated or unliquidated and whether now existing or hereafter arising, including without limitation the "Term Loan", the "Line of Credit", the "Term Notes", the "Loan", and the "Indebtedness", all as defined in this Agreement, the "Indebtedness" and the "Notes" as defined in the Order, and any and all other amounts now or hereafter owed by Borrower to the Banks in their capacity aforesaid, however evidenced, incurred, or arising, including principal, interest, attorneys' fees, court costs, appraisal fees, expenses, charges, and other amounts connected with the foregoing, whether the same were incurred before or after the commencement of the Bankruptcy Case, together with any and all amendments, substitutions, supplements, renewals, extensions, refinancings, and other modifications thereto or thereof. The Borrower acknowledges that the Indebtedness and all of its obligations, covenants, duties, undertakings, assignments, grants, and conveyances under the Loan Documents are absolute, unconditional, due, owing, unpaid, and not subject to any offset, cross-claim, demand, claim, suit, action, proceeding, counterclaim, or other dispute or defense of any kind or nature, all of which are hereby expressly and irrevocably waived, relinquished and released by the Borrower."

               (b)  The  following  new  definitions are  hereby  added  to
          Section 1.02 of the Loan Agreement in alphabetical order:

                    ""Bankruptcy  Case"  shall   mean   that   certain
               bankruptcy case under Chapter 11 of the United States Bankruptcy Code entitled "In Re: Campo Electronics, Appliances and Computers, Inc., Debtor", Case No. 97-13057 on the docket of the Court."

                    ""Court"  shall  mean the United States Bankruptcy
               Court for the Eastern District of Louisiana."

                    ""Loan Documents"  shall  mean  and  include  this
               Agreement (as the same may have been or may hereafter be amended from time to time), any and all promissory notes, mortgages, deeds of trust, assignments, collateral assignments of leases and rents, pledges, security agreements, and any and all other documents, agreements, and instruments executed in connection therewith or as security therefor and any and all amendments, substitutions, supplements, renewals, extensions, refinancings, and other modifications thereto or thereof."

                    ""Order" shall  mean  that  certain  Final  Agreed
               Order Authorizing the Use of Cash Collateral and Collateral, Approving Adequate Protection, and Granting Additional Replacement Liens, signed on June 13, 1997 by the Court in the Bankruptcy Case."

               2. Section 2.01 (Term Loan) of the Loan Agreement is hereby amended to provide that, from and after the Effective Date as defined in the Order, the principal amount of the Term Loan shall be $17,861,653.54, representing the total of (i) the principal amount owed under the Term Loan immediately prior to the execution of this Agreement, plus (ii) the principal amount owed under the Line of Credit immediately prior to the execution of this Agreement. The accrued but unpaid interest due and owing on the above principal amount was $68,067.64 as of June 17, 1997, representing the total of (i) all accrued but unpaid interest due and owing on the Term Loan as of June 17, 1997, and (ii) all accrued but unpaid interest due and owing on the Line of Credit as of June 17, 1997. Interest has continued to accrue on the above principal amount in the sum of $4,217.33 per diem from June 17, 1997 through the Effective Date of the Order, such per diem interest figure representing the total of the per diem interest figure for the Term Loan plus the per diem interest figure for the Line of Credit. From and after the Effective Date of the Order, the Term Loan shall bear interest at the rate of 9.0% per annum as set forth below. Interest on the Term Loan shall be payable quarterly in arrears on the first day of each December, March, June, and September beginning on September 1, 1997. Interest for the quarterly payment due on September 1, 1997 shall be calculated based on interest having accrued at the rate of 8.5% per annum through the Effective Date of the Order and at the rate of 9.0% per annum from and after the Effective Date of the Order. Principal on the Term Loan shall be payable in nine equal quarterly installments of $223,270.67 on the first day of each December, March, June, and September beginning on June 1, 1998 and continuing through June 1, 2000, with the balance of all outstanding principal and all accrued and unpaid interest being due and payable at maturity on June 27, 2000 (the "Maturity Date"). Contemporaneously with this Agreement, Borrower and each Bank have executed a separate Second Note Modification Agreement (collectively, the "Note Modification Agreements") pursuant to which the term note held by each Bank, evidencing each Bank's respective portion of the Term Loan, has been modified and amended to reflect the new principal balance of such term note as contemplated by the Order, as well as the other provisions of the Order relating to the term notes. Except as otherwise set forth in the Order, all payments made by the Borrower or received by the Banks with respect to the Indebtedness may be applied in such manner or order as the Banks may determine in their sole discretion.

               3. Section 2.02 (Line of Credit) of the Loan Agreement is hereby deleted in its entirety. Pursuant to the Order, the entire outstanding principal balance of the Line of Credit is hereby merged into and shall hereafter form part of the Term Loan and shall be payable in the manner set forth in paragraph 1 above and in the Note Modification Agreements. The Banks shall have no obligation to extend Line of Credit Advances or any other advances to Borrower.

               4. In place of former Section 2.02 (Line of Credit) of the Loan Agreement, the following provision is hereby added as new
          Section 2.02:

                         "Section   2.02  Additional  Notes.   As
                    additional adequate protection for the Banks' allowing Borrower to use the Banks' cash collateral and the Banks' release of their Liens on the Inventory as set forth in paragraph 20 of the Order, and pursuant to paragraph 3 of the Order, Borrower shall execute one certain promissory note payable to the order of Central Bank in the original principal amount of $159,999.84, bearing no interest except default interest at the rate of nine (9.0%) percent per annum during the existence of an Event of Default, payable in full at maturity 36 months following the Effective Date of the Order in a single payment of the entire outstanding balance of principal, together with all accrued but unpaid default interest, if any, and all costs, fees, and other charges that may then be outstanding; one certain promissory note payable to the order of Hibernia National Bank in the original principal amount of $199,999.80, bearing no interest except default interest at the rate of nine (9.0%) percent per annum during the existence of an Event of Default, payable in full at maturity 36 months following the Effective Date of the Order in a single payment of the entire outstanding balance of principal, together with all accrued but unpaid default interest, if any, and all costs, fees, and other charges that may then be outstanding; and one certain promissory note payable to the order of Liberty Bank & Trust Company of Tulsa, N.A. in the original principal amount of $179,999.82, bearing no interest except default interest at the rate of nine (9.0%) percent per annum during the existence of an Event of Default, payable in full at maturity 36 months following the Effective Date of the Order in a single payment of the entire outstanding balance of principal, together with all accrued but unpaid default interest, if any, and all costs, fees, and other charges that may then be outstanding (collectively, the "Notes"). The Notes shall be secured by the same first priority and paramount mortgages and deeds of trust described in Subsection 2.09(a) hereof encumbering the Real Properties, and by the same first priority and paramount security interest in all of the inventory of Borrower described in Subsection 2.09(b) hereof. The Notes shall be deemed to be part of the "Loan" and the "Indebtedness" for all purposes and such terms, whenever used herein, shall include the Notes.".

               5. Section 2.03 (Interest Rate; Fees) of the Loan Agreement is hereby amended to provide that the Term Loan shall bear interest from the Effective Date of the Order until paid at the rate of nine (9.0%) percent per annum. All references in the Loan Agreement to the Prime Rate, the LIBO Rate, and the Commercial Paper Rate are hereby deleted. Interest on the Term Loan shall be computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days times the outstanding principal balance, times the actual number of days the principal balance is outstanding.

               6. Section 2.09 (Security) of the Loan Agreement is hereby amended as follows:

               (a) Subsection 2.09(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

                         "Section   2.09   Security.    (a)   The
                    Indebtedness shall be secured by (i) a first priority and paramount mortgage or deed of trust on eight (8) properties owned by the Borrower and located as set forth below (the "Real Properties") and (ii) a first priority and paramount collateral assignment of all present and future leases and rents arising from or relating to the Real Properties (the "Leases and Rents"). The Real Properties are more fully described in said mortgages or deeds of trust and are generally located as follows:

                         Birmingham, Alabama
                         Dothan, Alabama
                         Mobile, Alabama
                         Baton Rouge, Louisiana
                         Harahan, Louisiana
                         Monroe, Louisiana
                         Shreveport, Louisiana
                         Chattanooga, Tennessee.

                    The foregoing are all of the real estate properties currently owned by the Borrower. All other of Borrower's remaining stores are leased from unaffiliated third parties. At the request of the Lender, the Borrower shall execute such other instruments, including amendments or supplements to the existing mortgages, deeds of trust, and collateral assignments of leases and rents as the Banks may request to further evidence the foregoing. The mortgages, deeds of trust, and collateral assignments of leases and rents on the Real Properties listed above shall at all times be senior to the rights of any entity or individual, including but not limited to the "Junior Creditors" (as defined in the Order), the Borrower, both as debtor and debtor-in-possession, its estate, and all trustees in the Bankruptcy Case or in any subsequent case under the Bankruptcy Code, including but not limited to any subsequent Chapter 7 case. The Borrower hereby acknowledges, reaffirms, and ratifies that the entire Indebtedness, including the amended term notes and the Notes, are intended to be secured by the aforesaid mortgages, deeds of trust, and collateral assignments of leases and rents with a first and paramount rank and priority to the same extent as the promissory notes originally secured by said instruments."

                    (b) Subsection 2.09(b) of the Loan Agreement is hereby amended to provide that the first priority and paramount security interest presently held by the Banks as security for the Loan in all of the inventory of Borrower described in the Loan Agreement shall be subject to the obligation of the Banks, after the Effective Date of the Order, to release such security interest in the inventory pursuant to paragraph 20 of the Order.

               7. Section 4.02 (Financial Statements and Reports) of the Loan Agreement is hereby amended by redesignating such Section as
          Section 4.02.1 (Financial Statements and Reports). The entire text of said Section, except for the numerical designation, shall remain in full force and effect as presently written.

               8.   The  Loan Agreement is hereby amended by adding  a  new
          Section 4.02.2 immediately after the redesignated Section 4.02.1, which new Section 4.02.2 shall read in its entirety as follows:

                         "4.02.2  Additional Financial Statements
                    and Reporting Requirements. Without limiting the reporting requirements imposed upon the Borrower under the Loan Documents (including but not limited to those under Section 4.02.1 of this Agreement), the Bankruptcy Code and Rules, and under the Orders and Local Rules of the Court, the Borrower shall strictly account for all proceeds of, and income or cash generated by or from, the prepetition or postpetition inventory or any accounts receivable generated therefrom and shall furnish the Banks with such reports relative thereto as the Banks, in their discretion, shall request. Further, without in any way limiting the foregoing, the Borrower shall provide the Banks the following:

                              (a)  until the Effective  Date
                         of  the  Order,  weekly prepetition
                         and postpetition inventory  reports
                         in   a  form  satisfactory  to  the
                         Banks;  however  the  Banks  may at
                         their    option    require    daily
                         submissions  of  inventory reports;
                         notwithstanding the  foregoing,  if
                         the  Order  becomes  effective, the
                         Borrower shall not be  required  to
                         provide   the   inventory   reports
                         referred  to  in  this subparagraph
                         (a) for any period  (i)  after  the
                         Effective  Date  of  the  Order, or
                         (ii)   for  periods  prior  to  the
                         Effective Date of the Order if such
                         reports  were  not delivered by the
                         Effective Date;

                              (b)   monthly  balance  sheets
                         and income statements  certified by
                         the   Borrower's   Chief  Financial
                         Officer  by  the 15th  day  of  the
                         following  month   (which  will  be
                         included   in   the  U.S.   Trustee
                         Reports);

                              (c)    monthly    source   and
                         application of funds statements  in
                         a  form  acceptable to the Banks by
                         the 15th day of the following month
                         (which will be included in the U.S.
                         Trustee Reports);

                              (d)   monthly  profit and loss
                         reports  by store and  consolidated
                         (which will be included in the U.S.
                         Trustee Reports);

                              (e)   monthly  and yearly cash
                         flow   reports   (which   will   be
                         included   in   the   U.S.  Trustee
                         Reports);

                              (f)  yearly audited profit and
                         loss statement and audited  balance
                         sheet; and

                              (g)  any reporting (other than
                         daily  sales  reports) required  by
                         any other lender.

                    The Banks may have a representative present at any business location of the Borrower or at any location where any of the Borrower's assets are located during business hours but shall not in any respect direct or participate in the management of the day-to-day business operations of the Borrower."

               9. Section 4.05 (Taxes and Other Liens) of the Loan Agreement is hereby amended to provide that on December 1, 1997, Borrower shall establish and shall thereafter at all times maintain with the Agent for the benefit of the Banks a tax escrow account for the payment of real property taxes and assessments with respect to the Real Properties. No later than the fifth
          (5th) day of each calendar month commencing with December, 1997, Borrower shall transmit to the Agent for deposit into the tax escrow account an amount estimated by the Agent to be equal to one-twelfth (1/12) of the aggregate amount of all real property taxes and assessments estimated to be levied during the current calendar year against the Real Properties, so as to enable the Agent to pay, at least thirty (30) days before they become due, all taxes, assessments, and other similar charges against the
          Real Properties. Upon demand of the Agent, Borrower shall deliver to the Agent such additional monies as are necessary to make up any deficiency in the amount necessary to enable the Agent to pay the foregoing items. Unless the Order ceases to be in effect or is modified by the Court to so permit, the Banks shall have no right to apply the funds in the tax escrow account for any purpose other than the payment of real property taxes and charges, provided that if the Order ceases to be in effect or is modified to so permit, the Agent may, upon the occurrence of an Event of Default, apply the funds in the tax escrow account against the Loan in such manner as the Agent may determine. It shall be the responsibility of Borrower to furnish the Agent with tax bills in sufficient time to pay the taxes, assessments, and other charges before the due date thereof. Notwithstanding the above, Borrower shall remain liable for payment, before the same becomes delinquent or any penalty attaches thereto for non-payment, all taxes, assessments, and charges of any type or nature, local or otherwise, to whomever assessed, which may be levied on any of the Real Properties; and if the Agent permits Borrower to pay such taxes, assessments, and charges directly, Borrower shall furnish or cause to be furnished to the Agent, evidence satisfactory to the Agent, of such payment before the due date thereof.

               10. Section 5.02 (Liens) of the Loan Agreement is hereby amended by adding the following as new Subsection 5.02(h) thereof:

                         "(h) Junior and subordinate Liens on the
                    Real Properties after the Effective Date of the Order in favor of the "Junior Creditors" as defined in the Order, provided that (i) all such Liens are permitted and provided for by the Order and all requirements, conditions, waivers, and releases set forth in the Order for such Liens have been satisfied, (ii) such Liens are junior and subordinate to the Liens of the Banks on the Real Properties with respect to all indebtedness owed to the Banks; (iii) the instruments creating such Liens have been approved in writing in advance by the Banks;
                    (iv) if the Banks so require, each of the Junior Creditors has executed an intercreditor agreement with the Banks in form and substance satisfactory to the Banks in their sole discretion; and (v) the instruments creating such Liens have been authorized in advance by an order of the Court."

               11. Section 5.05(b) of the Loan Agreement is hereby deleted in its entirety and the following provision is substituted in its place:

                         "(b)   All  sales  leases, refinancings,
                    and other dispositions of any or all of the Real Properties shall be subject to the approval of the Banks. All proceeds of all sales, leases, refinancings, and other dispositions of any or all of the Real
                    Properties  shall  be  applied  first  to the
                    unpaid principal balance of the Term Loan until paid in full, second to interest on the Term Loan until paid in full, third to attorney's fees, costs, expenses, appraisal fees, and other amounts due hereunder until paid in full, and fourth to the amount due on the Notes, as defined in the Order. All references herein or in any related documents to minimum release prices are hereby deleted."

               12. Section 7.01 (Events of Default) of the Loan Agreement is hereby amended as follows:

                    (a) The following Subsections 7.01(l) and (m) are hereby added thereto as additional Events of Default:

                         "(l)   Dismissal   or    Conversion   of
                    Bankruptcy Case; Breach of Order; Appointment of Trustee. The Bankruptcy Case is dismissed, or Borrower breaches the terms of the Order, or a trustee is appointed in the Bankruptcy Case or any subsequent case under the United States Bankruptcy Code in which Borrower is a debtor, or the Bankruptcy Case is converted to a Chapter 7 case under the United States Bankruptcy Code."

                         "(m)  Other Events of Default Under Loan
                    Documents. Any Event of Default occurs under any Loan Document."

               (b) Subsection 7.01(e) is hereby revised to read in its entirety as follows:

                         "(e)   Other Debt to Other Lenders.  The
                    Borrower (i) defaults in the payment of any amounts due to any Person (other than the Banks or the Junior Creditors as defined in Order) or in the observance or performance of any of the covenants or agreements contained in any credit or loan agreements, notes, equipment lease, collateral or other documents (excluding store leases) relating to any Debt of the Borrower to any Person (other than the Banks or the Junior Creditors as defined in the Order) in excess of
                    $250,000.00 and such Debt has been accelerated or otherwise becomes due and payable, or (ii) defaults in any payment, performance, or covenant owed to any of the Junior Creditors (as defined in the Order)."

               13. Section 7.02 (Remedies) of the Loan Agreement is hereby amended by adding the following Subsection 7.02(c) thereto:

                         "(c) Upon the  happening of any Event of
                    Default specified in Subsection (l) of the preceding Section, the entire principal amount of all obligations then outstanding including interest accrued thereon shall, without further order of the Court or notice by the Agent or the Banks, be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower."

               14. Section 8.01 (Sharing of Set-Offs) of the Loan Agreement is hereby amended to provide that as of the Effective Date of the Order and except with respect to the Real Properties and the cash proceeds from any sale of any of the Real Properties and leases, rents, and other income generated from the Real
          Properties, the Banks waive their rights of setoff. This provision does not apply to First National Bank of Commerce d/b/a First Bankcard Center.

               15. The Loan Agreement is hereby further amended by adding the following additional provisions to Article 9 thereof:

                         "SECTION  9.19  WAIVER  OF  JURY  TRIAL.
                    WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE LOAN, ANY OF THE LOAN DOCUMENTS, ANY GRANTS OF SECURITY THEREFOR, OR THE RELATIONSHIP ESTABLISHED THEREBY OR HEREBY, THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THE FOREGOING MATTERS INCLUDING WITHOUT LIMITATION IN THE BANKRUPTCY CASE AND ANY ADVERSARY PROCEEDINGS OR OTHER PROCEEDINGS RELATED OR ANCILLARY TO THE BANKRUPTCY CASE.

                         "Section   9.20   Notice  of  Offers  to
                    Purchase. Borrower will advise the Banks of all bona fide offers to purchase any of the Real Properties or to purchase in bulk any of the inventory on which the Banks hold a lien at the time of such offer within two days of receipt of any such offer and shall transmit to the Banks copies of any such written offers within five days of their receipt. In addition, Borrower shall provide the Banks within five days following Borrower's signing of the Order with copies of all written offers to purchase any of the Real Properties or to purchase in bulk any of the inventory received by Borrower since January 1, 1997.

                         "Section  9.21  No  Obligation  to  Make
                    Payments. The Banks and the Agent shall have no obligation to make any payments, and shall not have any liability for payment or nonpayment, of any expenses or other obligations of the Borrower, including without limitation those relating to the Real Properties and/or the inventory. Without limitation of the foregoing, the Banks and the Agent shall have no obligation or liability for payment of payroll taxes or other taxes, including but not limited to taxes applicable to the Real Properties or inventory, and Borrower shall pay all such payroll and other taxes and charges when and as they become due. Notwithstanding the foregoing, unless the Agent permits Borrower to pay property taxes directly, the Agent shall apply whatever monies it holds in the property tax escrow account with respect to the Real Properties, limited strictly to the extent of said funds, for the payment of property taxes, assessments, and similar charges. The Banks and the Agent shall have no liability to Borrower for any act or omission with regard to the subject matter hereof, nor shall any act or omission of the Banks or the Agent in good faith under this Agreement or the Order give rise to any defense, counterclaim, or right of setoff under this Agreement or any other agreement. Borrower expressly waives any such defense, counterclaim, or right of setoff."

               16. Borrower hereby agrees to observe, comply with, and perform all of the obligations, terms, and conditions under or in connection with the Loan Agreement as amended hereby, the term notes, the Notes, any and all other documents and instruments securing or pertaining or relating to the Loan, and the Order.

               17. Borrower hereby ratifies, reaffirms, confirms, and acknowledges the Indebtedness and all terms and provisions of, and all obligations, covenants, duties, and undertakings under, this Agreements, and the Loan Documents. Borrower acknowledges that the Indebtedness and all of its obligations, covenants, duties, and undertakings under this Agreement and the Loan Documents are absolute, unconditional, due, owing, unpaid, and not subject to any offset, cross-claim, demand, claim, suit, action, proceeding, counterclaim, or other dispute or defense of any kind or nature, all of which are hereby expressly and irrevocably waived, relinquished and released by Borrower. Without limitation of the generality of the foregoing, the Borrower hereby specifically reaffirms the mortgage, pledge, assignment, grant of security interest in, and other hypothecation of all collateral as security for the Indebtedness, including, without limitation the following:

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Jefferson County, Alabama.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Houston County, Alabama.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Mobile County, Alabama.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in East Baton Rouge Parish, Louisiana.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Jefferson Parish, Louisiana.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Ouachita Parish, Louisiana.

               Mortgage by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Caddo Parish, Louisiana.

               Deed of Trust by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Hamilton County, Tennessee.

               Security Agreement (Inventory and Proceeds) by the Borrower in favor of the Agent dated December 4, 1996, covering certain inventory and proceeds; however, the Banks' liens with respect to said inventory shall be released as provided by the Order on the Effective Date of the Order.

          The Borrower acknowledges and agrees that the Borrower may, from time to time, one or more times, enter into additional mortgages, pledges, assignments, security agreements and other hypothecations with the Banks under which the Borrower may mortgage, pledge, assign, grant a security interest in and hypothecate the same collateral. The Borrower further acknowledges and agrees that the execution of such additional agreements will not have the effect of cancelling, releasing, novating said obligations, indebtedness, and other agreements, it being the Borrower's intent that all such obligations indebtedness and other agreements shall be cumulative in nature and shall each and all remain in full force and effect until expressly cancelled by the Banks under a written cancellation instrument delivered to the Borrower.
               18. Nothing in this Agreement shall constitute the satisfaction or extinguishment of the amounts owed under the Term Loan, the Line of Credit, the Loan Agreement, or otherwise owed to the Banks, nor shall it be a novation of all or any portion of the Loan or any other amounts owed to the Banks.

               19. Borrower, both as debtor and debtor-in-possession, and its estate fully, finally, and forever release, acquit, waive, settle, discharge, surrender, and cancel the Banks and the Agent from any and all claims, rights, demands, actions, disputes, controversies and/or causes of action of every kind and nature (together with the expenses, interest, costs, attorneys' fees, and/or other amounts of any nature whatsoever claimed or otherwise arising therefrom or related thereto) howsoever arising, including, but not limited to, in tort, negligence, intentional tort, strict liability, law, contract, admiralty, equity, bankruptcy, fraudulent conveyance, preference, avoidance, warranty, worker's compensation, loss, damages, punitive damages, injury to a person, damage to property or property interests, indemnity, contribution, reimbursement, defense, offense, quasi-offense, sanctions, fines, penalties, unjust enrichment, subrogation, assignment, and/or arising in any other way whatsoever, whether based on direct or indirect (vicarious) liability, whether existing and/or arising from events, actions, and/or omissions in the past or present (including but not limited to claims for indemnity, contribution, reimbursement, and/or based on a similar theory which have not yet arisen because a claimant has not been cast in judgment or made payment on the underlying liability), whether known or unknown, liquidated or unliquidated, choate or inchoate, matured or unmatured, asserted or unasserted, contingent or exigible, anticipated or unanticipated; claims also means and includes but is not limited to the term claim as defined in 11 U.S.C. Section 101(5).

               20. Borrower acknowledges that there exist Events of Default under the Loan, the Loan Agreement, and the other Loan Documents. Nothing contained herein shall be construed as curing or waiving any or all of the existing defaults or Events of Default or as a relinquishment by the Banks of their rights and remedies with respect thereto, and the Banks hereby reserve and retain all of their rights and remedies with respect to any and all present and future defaults and Events of Default under the Loan and the Loan Agreement. Notwithstanding the foregoing, the Banks shall not exercise any of their rights or remedies under any of the Loan Documents unless, after the date hereof, an Event of Default occurs under the Loan Agreement or the other Loan Documents or any breach or default occurs under the Order.

               21.  Except   as  modified  and  amended  hereby,  the  Loan
          Agreement shall remain in full force and effect.

               22. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Louisiana and the United States of America.

               23. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument be duly executed as of the date first above written.

          WITNESSES:                    BORROWER:

                                        CAMPO ELECTRONICS, APPLIANCES AND
                                        COMPUTERS, INC., Debtor and Debtor-
                                        in-Possession

          /s/ Pearl G. James                 By:  /s/ Wayne J. Usie
                                             Name: Wayne J. Usie
          /s/ Brenda G. Lahteine             Title:Chief Financial Officer,
                                                   Vice President and
                                                   Secretary

                                        AGENT:

                                        HIBERNIA NATIONAL BANK

          /s/ Pearl G. James                 By:  /s/ Frank J. Crifasi
                                             Name:  Frank J. Crifasi
          /s/ Brenda G. Lahteine             Title: Vice President





                                        BANKS:

                                        CENTRAL BANK

          /s/ David M. Hampton               By:  /s/ Michael A. Naquin
                                             Name:  Michael A. Naquin
          /s/ Lynn B. Barbara                Title: Executive Vice President

                                        HIBERNIA NATIONAL BANK

          /s/ Pearl G. James                 By:  /s/ Frank J. Crifasi
                                             Name:  Frank J. Crifasi
          /s/ Brenda G. Lahteine             Title: Vice President


                                        LIBERTY BANK & TRUST COMPANY OF
                                                  TULSA, N.A.

          /s/ Rene Belford                   By:  /s/ Tipton J. Burch
                                             Name:  Tipton J. Burch
          /s/ Rene Belford                   Title: Vice President